PRESS RELEASE	SOURCE: First Trust Advisors L.P.

First Trust Announces Adjournment of Special Meeting of Shareholders Relating to the Reorganization of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund with and into abrdn Global Infrastructure Income Fund

WHEATON, IL – (BUSINESS WIRE) – April 18, 2024 – First Trust Advisors L.P. (“FTA”) announced today that the special meeting of shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (NYSE: MFD) (the “Fund”) held on April 18, 2024 has been adjourned in order to permit additional solicitation of shareholders and to allow shareholders additional time to vote on the reorganization of the Fund with and into abrdn Global Infrastructure Income Fund (“ASGI”). The special meeting of shareholders of the Fund will reconvene on Thursday, May 30, 2024 at 12:00 Central time in the offices of FTA at 120 East Liberty Drive, Suite 400, Wheaton, Illinois (the “Meeting”).

Shareholders of record of the Fund as of the close of business on October 23, 2023, are entitled to vote at the Meeting. Whether or not shareholders plan to attend the Meeting, it is important that their shares be represented and voted at the Meeting. Shareholders may vote their shares by one of the methods described in the proxy materials previously mailed to them, which includes a combined proxy statement and prospectus (the “proxy statement”). The proxy statement contains important information regarding the proposed reorganization and shareholders of the Fund are urged to read the proxy statement and accompanying materials carefully. The proxy statement is also available at https://www.ftportfolios.com/Common/ContentFileLoader.
aspx?ContentGUID=4abc7449-93e1-4e79-b1c8-95f2d0c033a7 and the Securities and Exchange Commission’s website at www.sec.gov. If shareholders have any questions regarding the proposals, or need assistance voting, they may call EQ Fund Solutions, LLC at (877) 864-5057. The Board of Trustees of the Fund believes the reorganization is in the best interests of the Fund and recommend that shareholders vote “FOR” the reorganization.

FTA is a federally registered investment advisor and serves as the investment advisor of the Fund. FTA and its affiliate First Trust Portfolios L.P. (“FTP”), a FINRA registered broker-dealer, are privately-held companies that provide a variety of investment services. FTA has collective assets under management or supervision of approximately $226 billion as of March 31, 2024 through unit investment trusts, exchange-traded funds, closed-end funds, mutual funds and separate managed accounts. FTA is the supervisor of the First Trust unit investment trusts, while FTP is the sponsor. FTP is also a distributor of mutual fund shares and exchange-traded fund creation units. FTA and FTP are based in Wheaton, Illinois.

In the United States, abrdn is the marketing name for the following affiliated, registered investment advisers: abrdn Inc., abrdn Investments Limited, abrdn Asia Limited, abrdn Private Equity (Europe) Limited and abrdn ETFs Advisors LLC.

Additional Information / Forward-Looking Statements

This press release is not intended to, and shall not, constitute an offer to purchase or sell shares of the Fund or ASGI; nor is this press release intended to solicit a proxy from any shareholder of the Fund. The Fund and their trustees and officers, FTA, abrdn and certain of their respective officers and employees, and other persons may be deemed under the rules of the Securities and Exchange Commission to be participants in the solicitation of proxies from shareholders in connection with the matters described above. Information about the Fund’s trustees and officers, FTA and its officers and employees, and other persons may be found in the proxy statement.

Certain statements made in this news release that are not historical facts are referred to as “forward-looking statements” under the U.S. federal securities laws. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements due to numerous factors. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the historical experience of FTA and the funds managed by FTA and its present expectations or projections. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. FTA, the Fund and ASGI undertake no responsibility to update publicly or revise any forward-looking statements.

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CONTACT: Jeff Margolin – (630) 517-7643

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CONTACT: Daniel Lindquist – (630) 765-8692

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CONTACT: Chris Fallow – (630) 517-7628

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SOURCE: First Trust Advisors L.P.